UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES ACT OF 1934

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VIVID LEARNING SYSTEMS, INC.
(Name of Registrant As Specified In Its Charter)

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VIVID LEARNING SYSTEMS, INC.
5728 Bedford Street
Pasco, WA 99301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 16, 2008

To our stockholders:

On behalf of the Board of Directors of Vivid Learning Systems, Inc., it is my pleasure to invite you to the Company’s 2008 annual meeting of stockholders. The annual meeting will be held on January 16, 2008, at 4 p.m., local time, at Clover Island Inn, 435 Clover Island Drive, Kennewick, Washington. The annual meeting has been called for the following purposes:

1.	to consider and vote upon a proposal to elect four directors of Vivid Learning Systems, Inc.;

2.	to ratify the Board of Directors’ appointment of Williams & Webster, LLP as the independent public accountants of Vivid Learning Systems, Inc. for the 2008 fiscal year; and,

3.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on December 4, 2007 will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

Robert L. Ferguson
Chairman of the Board of Directors

Dated: December 18, 2007

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

VIVID LEARNING SYSTEMS, INC.
5728 Bedford Street
Pasco, WA 99301

Annual Meeting of Stockholders
January 16, 2008

PROXY STATEMENT

GENERAL INFORMATION

Proxy Solicitation

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vivid Learning Systems, Inc., a Delaware corporation (the “Company”), for use at our 2008 annual meeting of stockholders to be held on January 16, 2008, at 4 p.m., local time, at 5728 Bedford Street, Pasco, Washington. The purpose of the annual meeting and the matters to be acted upon are set forth in the accompanying notice of annual meeting.

We will pay the cost of all proxy solicitation. In addition to the solicitation of proxies by use of the mails, officers and other employees of the Company may solicit proxies by personal interview, telephone, facsimile, and telegram. None of these individuals will receive compensation for such services, which will be performed in addition to their regular duties. We may also make arrangements with brokerage firms, banks, custodians, nominees, and other fiduciaries to forward proxy solicitation material for shares held of record by them to the beneficial owners of such shares. We will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.

This proxy statement and the enclosed proxy are first being mailed to our stockholders on or about December 21, 2007.

Dissenters’ Right of Appraisal

The stockholders of the Company are entitled to appraisal rights under Title 8, Corporations, Chapter 1 General Corporation Law, Subchapter IX Merger, Consolidation or Conversion, Section 262 Appraisal Rights. Please see Exhibit 1 for a copy of the full text. Generally, the stockholders with shares of any class or series of stock of the Company in a merger or consolidation have the right to demand an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock. To perfect the right of appraisal, a stockholder must provide a written demand for such before the taking of a vote on a merger or consolidation.

Voting and Revocability of Proxies

A proxy for use at the annual meeting and a return envelope are enclosed. Shares of the Company’s common stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the annual meeting according to the instructions indicated in the proxy. If no instructions are indicated, the shares will be voted “FOR” approval of each proposal considered at the annual meeting. Discretionary authority is provided in the proxy as to any matters not specifically referred to in the proxy. We are not aware of any other matters that are likely to be brought before the annual meeting. If any other matter is properly presented at the annual meeting for action, the persons named in the accompanying proxy will vote on such matter in their own discretion.

A stockholder who has given a proxy may revoke it at any time before its exercise at the annual meeting by: 1) giving written notice of revocation to our Secretary; 2) properly submitting to us a duly executed proxy bearing a later date; or, 3) voting in person at the annual meeting. Unless revoked, the shares represented by each such proxy will be voted at the meeting and any adjournment or postponement of the meeting. Presence at the meeting of a stockholder who has signed a proxy but does not provide notice of revocation or request to vote in person does not revoke that proxy. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Vivid Learning Systems, Inc., 5728 Bedford Street, Pasco, Washington 99301, Attention: Robert M. Blodgett, Secretary.

Voting Procedure

All holders of record of our common stock at the close of business on December 4, 2007, will be eligible to vote at the annual meeting. Each holder of our common stock is entitled to one vote for each proposal at the annual meeting for each share of common stock held by such stockholder. As of December 4, 2007, there were 13,372,203 shares of common stock outstanding.

The holders of a majority of the voting rights of the shares of common stock issued and outstanding and entitled to vote at the annual meeting, present in person or by proxy, will constitute a quorum at the annual meeting. A quorum must exist for our stockholders to vote on the proposals set forth in this proxy statement. Abstentions and any broker non-votes, which are described below, will be counted for purposes of determining the presence of a quorum at the annual meeting.

The affirmative vote of a majority of the voting rights of the shares of common stock present or represented by proxy at the annual meeting, voting together as a single class, are required to elect directors (Proposal 1) and ratify the appointment of our independent public accountants for fiscal year 2008 (Proposal 2).

Votes cast in person or by proxy at the annual meeting will be tabulated by the inspector of election appointed for the annual meeting, who will determine whether or not a quorum is present. Votes may be cast for, against, or as abstentions. Abstentions will be counted for purposes of determining the shares present or represented at the annual meeting and entitled to vote. Accordingly, abstentions will have the same effect as a vote against Proposal 1 and Proposal 2.

Broker-dealers who hold their customers’ shares in street name may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker-dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which under such rules, typically include the election of directors and in some cases amendment of stock plans. Broker-dealers may not vote such shares on other matters without specific instructions from the customers who beneficially own such shares. Proxies signed and submitted by broker-dealers that have not been voted on matters described in the previous sentence are referred to as broker non-votes. Broker non-votes on a particular matter are not deemed to be shares present and entitled to vote on such matters and, assuming the presence of a quorum, will not affect any of the proposals.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

ELECTION OF DIRECTORS
(PROPOSAL 1)

The Board of Directors recommends the election as directors of the two nominees listed below. The two nominees, if elected, will hold office until their respective term expires coincident with annual meetings of the stockholders and until their successors are elected or qualified or until their earlier death, resignation, or removal. Robert L. Ferguson is nominated for a one year term. Edward C. Reinhart is nominated for a one year term. Diehl R. Rettig is nominated for a one year term. Andrew Thoresen is nominated for a one year term. All of the nominees are incumbent directors. There is one director with a non-expired terms; specifically, William N. Lampson (term expires 2009).

It is intended that shares represented by proxies in the accompanying form will be voted “FOR” the election of the nominees named below unless a contrary direction is indicated. If at the time of the 2008 Annual Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with our Company currently held by the director.

Name	Age	Position
Robert L. Ferguson (1)	75	Member, Board of Directors
Edward C. Reinhart (2)	36	Member, Board of Directors
Diehl R. Rettig (2) (3)	64	Member, Board of Directors
Andrew Thoresen (2) (4)	63	Member, Board of Directors

(1)	Chairman of the Board.
(2)	Member of audit committee and compensation committee.
(3)	Chairman of audit committee.
(4)	Chairman of compensation committee.

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors and director nominees, as well as the period during which he has served as a director.

Robert L. Ferguson (age 75) has served as Chairman of the Board of Directors since 2003. Mr. Ferguson has over 50 years of management and technical experience in the government and private sectors. Mr. Ferguson serves on various boards including publicly traded Perma-Fix Environmental Services, Inc. (trading symbol PESI). Mr. Ferguson served as CEO and Chairman of the Board of Directors of Nuvotec USA, Inc. (majority shareholder of Vivid Learning Systems until June 2007) which provided consulting services and waste management services via its subsidiary Pacific EcoSolutions, Inc., from August 2004 to June 2007. He served as CEO and Chairman of the Board of Nuvotec, Inc. from 1998 to 2005. He served as Chairman of the Board of Technical Resources International, Inc. from 1995 to 1998; which provided consulting services in the nuclear energy and environmental clean up areas. Mr. Ferguson served as corporate VP for Science Applications International Corporation from 1991 to 1995. Mr. Ferguson was the president of R.L. Ferguson & Associates, Inc. from 1985 to 1991, which provided management and technical services to government and industry. He served as the Chairman of the Board for UNC Nuclear Industries, Inc. from 1983 to 1985; which operated the Department of Energy nuclear reactor and fuel fabrication facilities at Hanford, Washington. He served as CEO for Washington Public Power Supply System from 1980 to 1983, which included the activation of one nuclear power plant, the deactivation of two nuclear power plants and the termination of two other nuclear power plants. He served in various roles for the U.S. Department of Energy from 1960 to 1980, including Deputy Assistant Secretary of the Nuclear Reactor Programs. Mr. Ferguson was a founder of Columbia Trust Bank, and has been a director since 1996. Mr. Ferguson earned his B.S. in Physics from Gonzaga University.

Edward C. Reinhart (age 36 is a first time nominee to the Board. Edward C. Reinhart is Senior Vice President of Capital Advisors Wealth Management, a firm based in Yakima, Washington. Mr. Reinhart holds the designation of Certified Investment Management Analyst and works on the investment team of his firm to develop and guide its overall investment philosophy. Mr. Reinhart is also an approved Fundamental Choice Portfolio Manager with Wachovia Securities Financial Network. Mr. Reinhart is a member of Sunrise Rotary and active on several non-profit boards throughout the Yakima Valley. Mr. Reinhart earned his B.A. in English and Finance from Washington State University in 1993.

Diehl R. Rettig (age 64) has served as a Director since June 2007. Diehl R. Rettig is the senior partner of Rettig Osborne Forgette, LLP, a law firm based in Kennewick, Washington, and has been in private practice in the community since 1970. Mr. Rettig is very active in community activities. Mr. Rettig received a Bachelor of Commercial Science degree from Seattle University in 1965 with a major in accounting and a Juris Doctor degree from Gonzaga Law School in 1969 where he graduated cum laude. He was a member of the Gonzaga Law Review Editorial Board and S.B.A. President in 1969. Mr. Rettig also served as Bailiff in the United States District Court for the Eastern District of Washington for the Honorable Charles L. Powell, deceased, from 1968 to 1969 and as a law clerk to Judge Powell from 1969 to 1970. Mr. Rettig was President of the Benton-Franklin Counties Bar Association in 1979 and in that year became an A.V. rated lawyer, the 1st year of his eligibility. Mr. Rettig has been a fellow in the American College of Trial Lawyers since 1994 and designated a “Super Lawyer” every year since the inception of “Super Lawyer” rating program. Mr. Rettig has been an active trial attorney in the Eastern and Western United States District Courts since admitted to practice in the Eastern District in 1970 and in the Western District in 1971. Mr. Rettig was also admitted to practice in the Ninth Circuit in 1981, and is currently serving a three year term as a Lawyer Representative to the 9th Circuit Judicial Conference from the Eastern District of Washington.

William N. Lampson (age 57) has served as a Director since September 2004. Since 1980 Mr. Lampson has been President and CEO of Lampson International, LLC and affiliate companies in the heavy hauling, rigging, and manufacturing business. In addition, he has served as Vice Chairman of the Board of Nuvotec USA, Inc. (the Company's parent company) since 2004, the Chairman of the Board of Columbia Trust Bank since 1996, and owner and director of Columbia Basin Racquet Club since 1990 and owner and director of Life Quest Health Systems since 1998. Mr. Lampson graduated from Gonzaga University with a degree in Business Administration.

Andrew Thoresen (age 63) has served as a Director since October 2003. Mr. Thoresen has been a co-owner and Chief Financial Officer of HRnovations, Inc. since 1993 but has recently sold his interest in HRnovations, Inc. and will continue employment only through December 31, 2007. Mr. Thoresen was the CFO and co-owner of R.L. Ferguson & Associates, Inc. from 1985 to 1993, which provided management and technical services to government and industry. He served as the Financial Administrator and Assistant to the Chairman of the Board for UNC Nuclear Industries, Inc. from 1983 to 1985; which operated the Department of Energy nuclear reactor and fuel fabrication facilities at Hanford, Washington. He served in various management roles for the Washington Public Power Supply System from 1974 to 1983. He was employed as an accountant at Ernst & Ernst from 1969 to 1974. Mr. Thoresen earned his B.A. degree in Accounting from the University of Washington.

Director Designation Agreements

The Company does not have any director designation agreements.

Approval of Proposal

The affirmative vote of a majority of the voting rights of the shares of common stock present or represented by proxy at the annual meeting, voting together as a single class, is required to elect directors.

The Board of Directors recommends a vote FOR Proposal 1.

EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers. Officers are elected by and serve at the discretion of our Board of Directors.

Name	Age	Position
Matthew J. Hammer	42	Chief Executive Officer and President
Robert M. Blodgett	57	Chief Financial Officer, Treasurer, and Secretary
Rabindra Nanda	39	Chief Marketing Officer
Conrad Suhadolnik	41	Chief Operating Officer

Set forth below are descriptions of the backgrounds of each of our executive officers.

Matthew J. Hammer has served as Vivid's Chief Executive Officer since mid-September 2007. He served as Vivid’s Chief Operating Officer from July 2005 to February 2007. Mr. Hammer co-founded ImageWorks, a media development company, in 1994. In 2004, ImageWorks was purchased by Vivid Learning Systems. Mr. Hammer’s primary responsibility for Vivid and ImageWorks are business development and client services. Mr. Hammer has a B.A. degree in Marketing and Business Administration from Washington State University.

Robert M. Blodgett has served as Vivid's Chief Financial Officer and Treasurer since October 1996 and Secretary since July 2007. Mr. Blodgett has served as Nuvotec's Chief Financial Officer and Treasurer since December 1998. From 1988 to 1995 Mr. Blodgett served as corporate secretary, treasurer and international vice president of finance and administration with Columbus Line USA, Inc., a Hamburg, Germany based ocean freight carrier of wines, meats and produce which required temperature controlled systems and dry containers. From 1982 to 1988 he was a partner in the accounting firm of Blodgett, Mickelsen & Naef, CPAs. He earned his B. S. Accounting degree from the Brigham Young University. Mr. Blodgett became a Certified Public Accountant in the State of Washington in 1980.

Rabindra Nanda Mr. Nanda has served as Vivid’s Chief Marketing Officer since mid-September 2007. He has been with Vivid since January 2000, beginning as a Sales Representative and progressively moving up in management to his most recent role as Director of Marketing & Sales.  As Chief Marketing Officer Rabindra oversees the Vivid marketing, sales, and business development activities along with driving Vivid's acquisition and growth strategy. Rabindra holds B.A. from St. Stephens College in New Delhi, India and an M.B.A. from Washington State University.

Conrad Suhadolnik has served as Vivid’s Chief Operating Officer since mid-September 2007. He joined ImageWorks in 2002 and served as Vice President of Operations and held that position until briefly taking a position with another firm in May 2007. Mr. Suhadolnik led the transition when ImageWorks was acquired by Vivid in 2004. He has over 15 years of experience providing operations and project management oversight in industries ranging from e-learning and media production to engineering and construction. Mr. Suhadolnik earned his B.A. degree in English from Washington State University in 1989.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 4, 2007. The information in this table provides the ownership information for:

a. each person known by us to be the beneficial owner of more than 5% of our common stock;
b. each of our directors;
c. each of our executive officers; and,
d. our executive officers, directors and director nominees as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common stock beneficially owned and percentage ownership is based on 13,372,203 shares outstanding. There are currently 321,220 outstanding options to purchase any common stock held by the persons named below, and 25,000 warrants to purchase common stock.

Unless otherwise indicated, the address of each beneficial owner is c/o Vivid Learning Systems, Inc., 5728 Bedford Street, Pasco, Washington 99301.

Name and Address of Beneficial Owner	Executive Office Held (if any)	Amount of Common Stock Beneficially Owned	Percent of Class of Common Stock
Matthew J. Hammer	Chief Executive Officer	50,091	*
Robert M. Blodgett	Chief Financial Officer, Treasurer, Secretary	92,659	*
Conrad Suhadolnik	Chief Operating Officer	-0-	N/A
Rabindra Nanda	Chief Marketing Officer	16,091	*
Robert L. Ferguson**	Chairman of the Board of Directors	2,043,011	15.3%
William N. Lampson***	Director	1,755,364	13.1%
Edward C. Reinhart	Director Nominee	88,996	*
Diehl R. Rettig	Director	161,607	1.2%
Andrew Thoresen	Director	43,679	*
All Current Executive Officers and Directors as a Group (9 persons)		4,251,498	31.2%

* less than 1%.

** Mr. Ferguson holds Vivid Learning Systems stock under his name and also Ferguson Financial Group, LLC.

*** Mr. Lampson holds Vivid Learning Systems stock under his name and also Riggers Manufacturing, Inc.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has the authority to manage our business and affairs. Our Bylaws and applicable law permit the Board to establish committees from among its members and delegate authority to these committees for various purposes. In addition, the Bylaws provide that the Board must annually appoint officers to manage the affairs of the Company on a day to day basis as set forth in the Bylaws or as otherwise directed by the Board. All members of the Board of Directors hold office for the length of term so elected until the next respective annual meeting of stockholders and the election and qualification of their successors. During the fiscal year ended September 30, 200, there were a total of six meetings held by the Board of Directors, four meetings held by the Audit Committee, and three meetings held by the Compensation Committee. In fiscal year 2007, all director nominees serving on our Board attended 75% or more of all Board Meetings and all meetings of the committees on which they served.

Committees

The Board of Directors has established compensation and audit committees. Each committee reports to the Board of Directors. The reports of each of the compensation committee and the audit committee to the Board of Directors are contained herein.

Compensation Committee. The compensation committee currently consists of Messrs. Thoresen (Chairman), Lampson, Rettig, and Robert J. Turner (retiring Board member). Mr. Reinhart will serve on the compensation committee. The compensation committee is responsible for carrying out the responsibility of the Board of Directors relating to executive compensation and benefits. The guiding principle of the Committee is to provide a compensation program that enables the Company to retain and motivate a team of high quality executives who will create long-term stockholder value. A report of the compensation committee is included in this proxy statement under the caption “Report of the Compensation Committee of the Board of Directors of Vivid Learning Systems, Inc. on Executive Compensation”. This report is not deemed filed with the SEC and is not incorporated by reference in any filing of our Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Audit Committee. The audit committee currently consists of Messrs. Rettig (Chairman), Lampson, Thoresen, and Robert J. Turner (retiring Board member). Mr. Reinhart will serve on the compensation committee. The audit committee is responsible for approving, monitoring, evaluating, advising, and making recommendations, in accordance with its Charter, on matters affecting the external audit, risk management maters, and the financial reporting and accounting control policies and practices of the Company. In contributing to the audit committee’s discharging of its duties, each member of the audit committee shall be obliged only to exercise the care, diligence, and skill that a reasonably prudent person would exercise in comparable circumstances. Nothing in the audit committee’s Charter is intended, or may be construed, to impose on any member of the audit committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which all Board members are subject. A report of the audit committee is included in this proxy statement under the caption “Report of the Audit Committee of the Board of Directors of Vivid Learning Systems, Inc.”. This report is not deemed filed with the SEC and is not incorporated by reference in any filing of our Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing. The Chairman of the audit committee has strict independence requirements imposed on him. First, the audit committee chairman is barred from accepting - directly or indirectly - any consulting, advisory, or other compensatory fee from the issuer or an affiliate of the issuer, other than in the individual’s capacity as a member of the Board and any Board committee. The second basic criterion for determining independence provides that the chairman of the audit committee may not be an affiliated person of the issuer or any subsidiary of the issuer apart from their capacity as a member of the Board and any Board committee. The Board of Directors has determined that Mr. Turner meets these independence requirements.

The written charters governing the compensation committee and the audit committee are posted on the Company website at www.learnatvivid.com. You may also obtain a copy of any of these documents without charge by writing to: Vivid Learning Systems, Inc., 5728 Bedford Street, Pasco, Washington 99301, Attn: Secretary.

Nominating Committee. At present, the Company does not have a nominating committee. It is the opinion of the Company’s Board of Directors that given the Company’s size and frequency of the need for nominations, a nominating committee is currently unnecessary. Each board member participated in the nomination of the nominees designated in this proxy statement. The Company’s current nomination policy is to identify individuals who best reflect the qualifications and skills suited to the business of the Company in its current stage. In particular, the Board of Directors considers industry, knowledge, business experience, and experience with public companies.

Communicating with the Board

We invite stockholders and other interested parties to communicate any concerns they may have about our company directly or confidentially with the non-management directors as a group by writing to the Non-Management Directors, c/o Secretary, Vivid Learning Systems, Inc., 5728 Bedford Street, Pasco, Washington 99301. It is our policy that our directors attend the annual stockholders meeting.

Ethics

Our code of ethics sets forth our policies and expectations and applies to every Company director, officer, and employee. The code of ethics is posted on the Company website at www.learnatvivid.com. You may also obtain a copy of any of this document without charge by writing to: Vivid Learning Systems, Inc., 5728 Bedford Street, Pasco, Washington 99301, Attn: Secretary.

Director Compensation

In fiscal year 2007, our outside directors received quarterly compensation of $2,800. We also reimbursed travel expenses incurred in connection with attendance at board meetings. Our director compensation and reimbursement policy has not changed for 2008. All current outside directors, with the exception of Mr. Rettig, were given two-year vesting stock options in 2004, with no new awards in 2007.

Independent Public Accountant Fees

One of the actions included with this proxy statement is the ratification of the appointment of the Company’s independent public accountants.

The firm of Williams & Webster, P.S. has been selected to continue as the Company’s independent public accountants. Williams & Webster, P.S. has been the independent public accountant for the Company since its incorporation. Kevin Williams, a principal of Williams & Webster, P.S. attended the March 5, 2007 meeting of the board, had an opportunity to make any statements desired, and were available for questions.

Fees

Audit Fees: The aggregate fees billed for each of the last two fiscal years are: $39,945 (approximate as all billings are not yet final) for the fiscal year ended September 30, 2007 and $58,200 for the fiscal year ended September 30, 2006.

Audit Related Fees: The aggregate fees billed for each of the last two fiscal years are: $4,721 for the fiscal year ended September 30, 2007 and $22,176 for the fiscal year ended September 30, 2006.

Tax Fees: The aggregate fees billed for each of the last two fiscal years are: $ 0 for the fiscal year ended September 30, 2007 and $3,845 for the fiscal year ended September 30, 2006.

All Other Fees: The aggregate fees billed for each of the last two fiscal years are: $4,304 for the fiscal year ended September 30, 2007 and $0 for the fiscal year ended September 30, 2006.

The audit committee charter addresses policies and procedures related to the Company’s independent public accountant. All services were pre-approved by the audit committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Nuvotec USA, Inc. Parent Company
Nuvotec USA, Inc., a Washington corporation (“Nuvotec” or the “Parent”) owned approximately 83% of the outstanding shares of Vivid until June 13, 2007, at which time as a related action to the sale of Nuvotec and its subsidiary Pacific EcoSolutions, Inc. to Perma-Fix Environmental Services, Inc., those shares were distributed to the Nuvotec shareholders on a pro-rata basis.

Our corporate office moved to 5728 Bedford Street, Pasco, Washington during the prior fiscal year. Previously, the Company's corporate office was at 723 The Parkway, Richland, Washington, which is space that the Company's former parent corporation (its largest shareholder) Nuvotec USA, Inc. leased. Certain employees continued to use office space at 723 Parkway through March 2007. The Company has not paid rent for this space (other than management fee allocations which include overhead). Nuvotec leased the 723 Parkway office space from Ferguson Financial Group, which is controlled by Robert Ferguson, who is Vivid's Chairman of the Board of Directors. During the past year, Nuvotec's lease requires monthly payments of $12,865.

Other Third Party Leases
The Company leases its training center at 2345 Stevens Drive, Richland, Washington from the Port of Benton on an annual basis and is responsible for excise tax and maintenance expenses based upon its share of office space occupancy in relation to the total office space leased. The Company paid $41,996 for rent, excise tax, and maintenance of this property for the year ended September 30, 2007.

The Company leases office space at 5728 Bedford Street in Pasco, Washington from a third party consisting of a base rent of $5,000 per month with an option for an additional five year term. The lease expires December 31, 2010.

Line of Credit
As of September 30, 2006, the Company’s major shareholder had a line of credit with Key Bank with a maximum credit facility of $1,000,000 at an annual interest rate of 8.25%. The Company had an underlying intercompany agreement with the major shareholder to make draws as required for operations on the line of credit. The borrowings under this line at September 30, 2006 attributable to the Company were $670,702 and were recorded as a short-term related party payable. On October 20, 2006 the Company converted the $670,702 in related party short-term debt due to the major shareholder into 1,341,404 shares of common stock. The underlying inter-company line of credit agreement with the former parent was terminated when the parent company closed on an acquisition transaction and was sold effective June 13, 2007.

On September 4, 2007 the Company secured a line of credit note with Bank of the West. The line of credit has a maximum credit facility of $250,000 and an initial annual interest rate of 7.5%. At September 30, 2007 outstanding borrowings under this line are $57,072.

Management Fees to Nuvotec usa, Inc.
For the fiscal year ended September 30, 2007 $80,982 in management fees were paid or accrued to Nuvotec (the Company's parent corporation). For the fiscal year ended September 30, 2006 $86,803 in management fees were paid or accrued to Nuvotec.

ImageWorks Media Group
The Company leases its video production facilities at 5710 Bedford Street in Pasco, Washington from Bauer Hammer Properties, a partnership owned by two Company employees, Nick Bauer and Matt Hammer. The lease expires April 30, 2009 and has an option for three additional five year terms. The monthly rent is $7,750.

Additionally, as part of the Share Exchange Agreement with ImageWorks Media Group, Inc., executed in January 2005, Mr. Hammer and Mr. Bauer notified the Company that they had chosen the cash payment of $75,000 ($37,500 to each of them) over the Warrants that were exercisable into 50,000 shares of Vivid's Common Stock on December 31, 2004. Therefore, the Company paid to each Mr. Hammer and Mr. Bauer $37,500 on February 28, 2005. In December 2005, Mr. Hammer and Mr. Bauer notified the Company that they had chosen the cash payment of $75,000 ($37,500 to each of them) over the Warrants that were exercisable into 50,000 shares of Vivid's Common Stock on December 31, 2005. Therefore, the Company paid to each Mr. Hammer and Mr. Bauer $37,500 in February 2006. In December, 2006 Mr. Hammer and Mr. Bauer notified the Company that they had chosen the cash payment of $75,000 ($37,500 to each of them) over the Warrants that will be exercisable into 50,000 shares of Vivid’s Common Stock on December 31, 2006. Therefore, the Company paid to each Mr. Hammer and Mr. Bauer $37,500 in February 2007.

Lease of Employees from HRnovations, Inc.
The Company leases all of its employees from HRnovations, Inc. One of our directors, Andrew Thoresen has been a co-owner and Chief Financial Officer of HRnovations, Inc. since 1993. The amounts of Vivid payroll administered by HRnovations for the past two years and the fees incurred by Vivid to HRnovations for this service are as follows: the fiscal year 2007 payroll costs were $3,759,833 and payroll fees to HRnovations were $77,283; and for fiscal year 2006 payroll costs were $2,318,943, and payroll fees to HRnovations were $47,082.

We believe that the terms of the above transactions are commercially reasonable and no less favorable to us than we could have obtained from an unaffiliated third party on an arm’s length basis. To the extent we may enter into any agreements with related parties in the future, the board of directors has determined that such agreements must be on similar terms. Further, all future transactions with affiliates of the Company are to be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the directors including the majority of disinterested directors.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Annual Compensation

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the Named Executive Officers, as defined below, for the fiscal years ended September 30, 2007, 2006, and 2005. The named executive officers (the “Named Executive Officers”) are Vivid Learning Systems, Inc.’s Chief Executive Officer, Chief Financial Officer, and Corporate Secretary who each received in excess of $100,000 in total annual salary and bonus. Compensation is shown in the following table:

Summary Compensation Table

		Annual Compensation						Long-Term Compensation
								Awards		Payouts
Name and Principal Position	Year	Salary ($)			Bonus ($)		Other Annual Compensation	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)	LTP Payouts ($)	All Other Compensation ($)	TOTAL
Matthew J. Hammer CEO	2007 2006 2005		$100,000 N/A N/A	*	29,250 26,803 N/A	** **	-0- N/A N/A	-0- N/A N/A	-0- N/A N/A	-0- N/A N/A	-0- N/A N/A	$ $	129,250 26,803 N/A
Robert M. Blodgett CFO, Treasurer & Secretary	2007 2006 2005	$ $ $	110,000 0 0	*** *** ***	-0- -0- -0-		-0- -0- -0-	-0- -0- -0-	-0- -0- 7,500	-0- -0- -0-	-0- -0- -0-		$110,000 -0- -0-
Conrad Suhadolnik COO	2007 2006 2005		$82,425 N/A N/A	****	-0- N/A N/A		-0- N/A N/A	-0- N/A N/A	-0- N/A N/A	-0- N/A N/A	-0- N/A N/A		$82,425 N/A N/A
Rabindra Nanda Chief Marketing Officer	2007 2006 2005		$90,000 N/A N/A	*****	-0- N/A N/A		-0- N/A N/A	-0- N/A N/A	-0- N/A N/A	-0- N/A N/A	-0- N/A N/A		$90,000 N/A N/A

* Hammer was appointed CEO on September 18, 2007 the salary noted reflects his full FY 07 salary as CEO/employee.
** Option awards not related to CEO/employee performance, rather the awards are related to the ImageWorks acquisition terms.
*** Part of the salaries were reflected in the monthly management fee charged the Company by Nuvotec USA, Inc.
**** Suhadolnik was appointed COO in mid-September, thus the salary noted is for only a partial month.
***** Nanda was appointed CMO on September 18, 2007, the salary noted reflects his full FY 07 salary as CMO/employee.

Compensation Discussion & Analysis

The currently in force Vivid Executive Compensation Plan is over three and half years old and is under revision. The update will address the salary ranges for the newly defined executive team by utilizing market compensation data. Executive compensation includes: 1) base pay structure; 2) annual performance reviews and goal setting; 3) base pay merit increases based on company and individual performance; 4) incentive pay based on company and individual performance; and, 5) Vivid stock option awards based on company and individual performance. All current officers have salaries that are less than the mid-range levels found in the March 2004 Vivid Executive Compensation Plan. During the past fiscal year ending September 30, 2007, there were no incentive compensation payments made to any of the past and/or present officers based on performance relative to being an officer; however, Matthew Hammer received additional compensation in excess of his salary related to the ImageWorks acquisition terms in the amount of $29,250 as noted in the Summary Compensation Table above.

Employment Contracts, Termination of Employment, and Change-in-control Arrangements

The Company has one employment contract in place; specifically, a contract with Matthew Hammer as CEO. The significant terms of the employment contract were disclosed in an 8-K filed on September 20, 2007. Mr. Hammer has a salary of $125,000; the contract term is for one year with one year renewals automatically assuming neither Mr. Hammer nor the Company has provided thirty (30) days notice of termination. Mr. Hammer’s employment contract contains a severance provision for conduct not constituting termination by the Board for Just Cause including the obligation of the Company to pay the full amount of the remaining annual salary for the then current year or an amount equaling six (6) month’s salary, whichever is greater.

Christopher L. Britton’s employment with the Company as CEO terminated on June 29, 2007. Christopher L. Britton resigned as a Director of the Company effective July 19, 2007.

Sandra I. Muller’s employment with the Company as CEO terminated on September 18, 2007.

Stock Option Grants

Grants of Vivid stock options to Executive Officers and Directors during the past fiscal year ending September 30, 2007

	Individual Grants					Potential Value at Annual Rates Appreciation Term	Realizable Assumed of Stock Price for Option	Grant Date Value
Name	Number of Securities Underlying Option/SARs Granted (#)		Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise of Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)	Grant Date Present Value ($)
Matthew J. Hammer	29,250	*	33%	$0.23/Sh	4/1/13			$3,614
Rabindra Nanda	12,000	**	13%	$0.39/Sh	8/1/13			$5,196

*Awarded in accordance with the terms of the ImageWorks acquisition, not an award for current executive position.
**Awarded as part of performance review, not an award for current executive position.

Director Compensation – Fiscal Year 2007

Name	Fees Earned or Paid in Cash*	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Robert L. Ferguson	$5,200	-0-	-0-	-0-	-0-	$5,200
William N. Lampson	$11,200	-0-	-0-	-0-	-0-	$11,200
Diehl R. Rettig	$2,800	-0-	-0-	-0-	-0-	$2,800
Andrew Thoresen	$11,200	-0-	-0-	-0-	-0-	$11,200
Robert J. Turner	$11,200	-0-	-0-	-0-	-0-	$11,200

*Does not include reimbursement for travel costs.

2003 Stock Option Plan

The Vivid Stock Option Plan has an approved pool of 2,400,000 shares. As of September 30, 2007, 515,898 options have been issued and 83,500 of those have been exercised. The options are on a vesting schedule.

Independent Public Accountants

The firm of Williams & Webster, P.S. has been selected to continue as the Company’s independent public accountants. Williams & Webster, P.S. has been the independent public accountant for the Company since its incorporation. One or more principals of Williams & Webster, P.S. are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Report of the Compensation Committee of the
Board of Directors of Vivid Learning Systems, Inc.
on Executive Compensation

The compensation committee met three times during fiscal year 2007. The compensation committee currently consists of Messrs. Thoresen (Chairman), Lampson, Rettig, and Turner. The compensation committee is responsible for carrying out the responsibility of the Board of Directors relating to executive compensation and benefits. The guiding principle of the Committee is to provide a compensation program that enables the Company to retain and motivate a team of high quality executives who will create long-term stockholder value. Matters of particular note that came before the compensation committee during fiscal year 2007 were the termination of Christopher L. Britton as CEO, appointment of Sandra I. Muller as Acting CEO, and appointment of Matthew J. Hammer as CEO.

Report of the Audit Committee of the
Board of Directors of Vivid Learning Systems, Inc.

The audit committee met four times during fiscal year 2007. The audit committee currently consists of Messrs. Rettig (Chairman), Lampson, Thoresen, and Turner. The audit committee is responsible for approving, monitoring, evaluating, advising, and making recommendations, in accordance with its Charter, on matters affecting the external audit, risk management maters, and the financial reporting and accounting control policies and practices of the Company. In contributing to the audit committee’s discharging of its duties, each member of the audit committee shall be obliged only to exercise the care, diligence, and skill that a reasonably prudent person would exercise in comparable circumstances. Nothing in the audit committee’s Charter is intended, or may be construed, to impose on any member of the audit committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which all Board members are subject. Matters of particular note that came before the audit committee during fiscal year 2007 were the reviews of Company financials, the 10-KSB, and 10-QSBs, as well as in-depth discussions with the independent public accountants.

RATIFICATION OF THE APPOINTMENT
OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS
FOR THE 2008 FISCAL YEAR (Proposal 2)

The Audit Committee of the Board of Directors has appointed the firm of Williams & Webster, LLP as our independent public accountants for the fiscal year ending September 30, 2008.

Stockholder ratification of Proposal 2 is not required by the Bylaws or otherwise; however, the Board of Directors is submitting Proposal 2 to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify Proposal 2, the audit committee will reconsider whether or not to retain Williams & Webster, LLP. Even if Proposal 2 is ratified, the audit committee in its discretion may direct the appointment of a different independent public accountant at any time during the year if the audit committee determines that such a change would be in the best interests of our company and stockholders.

A representative of Williams & Webster, LLP will be present at the annual meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The affirmative vote of a majority of the voting rights of common stock present or represented by proxy at the annual meeting, voting together as a single class, is required to approve Proposal 2.

The Board of Directors recommends that the stockholders of Vivid Learning Systems, Inc. vote “FOR” Proposal 2.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and any other equity securities the Company may issue. Such reporting persons are required by rules of the SEC to furnish us with copies of all Section 16(a) reports they file. To our knowledge, all required reports have been filed.

STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2008

We have not received any proposal or proposals by a stockholder intended to be included in our proxy statement.

OTHER MATTERS

The Board of Directors does not intend to present to the annual meeting any other matters not referred to above and does not presently know of any matters that may be presented to the meeting by others. If other matters are properly brought before the meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

By Order of the Board of Directors

Robert L. Ferguson
Chairman of the Board of Directors

Dated: December 21, 2007

PROXY

VIVID LEARNING SYSTEMS, INC.

5728 Bedford Street
Pasco, WA 99301

SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints William N. Lampson and Robert M. Blodgett, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Vivid Learning Systems, Inc. held of record by the undersigned on December 4, 2007 at the Annual Meeting of Stockholders to be held on January 16, 2008 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

☒ Please mark votes as in this example

1.	Election of Directors, Nominees:

(01) Robert L. Ferguson – one year term, (02) Edward C. Reinhart – one year term,
(03) Diehl R. Rettig – one year term, (04) Andrew Thoresen – one year term

	FOR ALL NOMINEES ☐	WITHHELD FROM ALL NOMINEES ☐

☐
For all nominees except those nominees whose number is noted above

2.	Ratify the appointment of Williams & Webster, LLP as independent public accountants.

3.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians, or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:	Date:

Signature:	Date:

Exhibit 1

Provisions of the Delaware General Corporation Law

§ 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21.)

VIVID LEARNING SYSTEMS, INC.

5728 Bedford Street
Pasco, WA 99301

SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints William N. Lampson and Robert M. Blodgett, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Vivid Learning Systems, Inc. held of record by the undersigned on December 4, 2007 at the Annual Meeting of Stockholders to be held on January 16, 2008 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
☒ Please mark votes as in this example

1.     Election of Directors, Nominees:

      (01) Robert L. Ferguson – one year term, (02) Edward C. Reinhart – one year term,
  (03) Diehl R. Rettig – one year term, (04) Andrew Thoresen – one year term

FOR ALL NOMINEES ☐       WITHHELD FROM ALL NOMINEES ☐

    ☐
          For all nominees except those nominees whose number is noted above

2.	Ratify the appointment of Williams & Webster, LLP as independent public accountants.

3.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians, or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:	Date:

Signature:	Date: